UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

May 2, 2017

Date of Report (Date of earliest event reported)

Planet Fitness, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-37534	38-3942097
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

26 Fox Run Road

Newington, NH 03801

(Address of principal executive offices)

(Zip Code)

Registrant’s telephone number, including area code: (603) 750-0001

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Item 2.02	Results of Operations and Financial Condition.

On May 2, 2017, Planet Fitness, Inc. (the “Company”) issued a press release announcing its financial results for the quarter ended March 31, 2017. A copy of this press release is being furnished as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated by reference into this Item 2.02.

In accordance with General Instruction B.2 of Form 8-K, the information in this Current Report on Form 8-K, including Exhibit 99.1, shall not be deemed “filed” for the purpose of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933.

Item 5.02	Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

(c) On April 28, 2017, the Board of Directors of the Company appointed Dorvin Lively as President and Chief Financial Officer of the Company.  Prior to this appointment, Mr. Lively had served as the Chief Financial Officer of the Company since July 2013.  Additional biographical information about Mr. Lively is incorporated herein by reference to the information contained in the Company’s proxy statement for its 2017 annual meeting of shareholders as filed with the SEC on March 30, 2017 (the “2017 Proxy Statement”).  The Board of Directors of the Company approved certain changes to Mr. Lively’s compensation in connection with his new role as the President and Chief Financial Officer of the Company. Mr. Lively’s annual base salary will be $500,000 per year, effective May 1, 2017, and his target annual bonus under the Company’s annual incentive compensation plan will be 70% of his base salary.  The Board of Directors also approved a grant to Mr. Lively of options to purchase shares of Class A common stock of the Company under the Company’s 2015 Omnibus Incentive Plan with a grant date fair value of $750,000, such grant to be made on May 4, 2017 and to have an exercise price equal to the closing price of a share of Class A common stock on that same date.  These stock options will vest in equal installments on each of the first four anniversaries of the date of grant.  There is no arrangement or understanding between Mr. Lively and any other person pursuant to which he was appointed President and Chief Financial Officer of the Company.  There are no transactions involving Mr. Lively requiring disclosure under Item 404(a) of Regulation S-K.  A description of Mr. Lively’s existing compensation arrangements with the Company is incorporated herein by reference to the relevant information contained in the 2017 Proxy Statement.

Item 9.01	Financial Statements and Exhibits.
(d)	Exhibits

Exhibit No.	Description

99.1	Press Release dated May 2, 2017

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PLANET FITNESS, INC.

By:	/s/ Dorvin Lively
Name: Title:	Dorvin Lively Chief Financial Officer

Dated: May 2, 2017

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release dated May 2, 2017